John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager: JP Morgan,
Royal Bank of Canada,
Wells Fargo Bank NA
SunTrust Robinson Humphrey,

Co Manager:
LionTree Advisors LLC,
Deutsche Bank Securities Inc,
Mitsubishi UFJ Securities USA,
Moelis & Co,
Merrill Lynch & Co

(2)	Names of Issuers: SINCLAIR TELEVISION GROU 5.625%

(3)	Title of Securities: SBGI 5.625%

(4)	Cusip: 829259AR1

(5)	Date of First Offering: 7/9/2014

(6)	Amount of Total Offering: 550,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SIRIUS XM RADIO	4.625	5/15/2023	Media - Broadcast	5.341
AMC NETWORKS INC	4.75	12/15/2022	Media - Broadcast	4.704
LIN TELEVISION	6.375	1/15/2021	Media - Broadcast	5.119

(8)	Underwriting Spread or Commission: 1.375%

(9)	Years of Issuer's Operations: > 3 years

(10)	Trade Date: 7/9/2014

(11)	Portfolio Assets on Trade Date: $580,128,203

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,160,000 bonds @ $100 = $1,160,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 3,500,000 bonds @ $100 = $3,500,000

1

(15)	% of Portfolio Assets Applied to Purchase 0.200%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
RBC Capital Markets,
Wells Fargo Securities LLC
Key Capital Markets Inc, SunTrust Robinson Humphrey,

Co Manager:
Capital One Securities Inc,
US Bancorp Investments Inc, BMO Capital Markets Corp, Mitsubishi UFJ Securities USA, Huntington Investment Co/The

(2)	Names of Issuers: REX ENERGY CORP 6.25%

(3)	Title of Securities: REXX 6.25%

(4)	Cusip: 761565AC4

(5)	Date of First Offering: 7/14/2014

(6)	Amount of Total Offering: 325,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SANCHEZ ENERGY	6.125	1/15/2023	Energy - Exploration &	5.53
			Production
TULLOW OIL PLC	6.25	4/15/2022	Energy - Exploration &	5.555
			Production
MEG ENERGY CORP	6.375	1/30/2023	Energy - Exploration &	4.944
			Production

(8)	Underwriting Spread or Commission: 1.72%

(9)	Years of Issuer's Operations: > 3 years

(10)	Trade Date: 7/14/2014

(11)	Portfolio Assets on Trade Date: $562,364,775

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 615,000 bonds @ $100 = $615,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase 0.109%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Barclays Capital,
JP Morgan Securities,
Wells Fargo Securities LLC
Bank of America Merrill Lynch,
Credit Suisse Securities USA LLC,
RBC Capital Markets,

Co Manager:
Raymond James & Associates Inc Capital One Securities Inc,

(2)	Names of Issuers: COMPRESSCO PARTNERS/FINA 7.25%

(3)	Title of Securities: GSJK 7.25%

(4)	Cusip: 20467BAA7

(5)	Date of First Offering: 7/29/2014

(6)	Amount of Total Offering: 350,000,000

(7)	Unit Price of Offering: 98.508

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
OFFSHORE GROUP I	7.125	4/1/2023	Oil Field Equipment & Services	7.561
KCA DEUTAG UK FI	7.25	5/15/2021	Oil Field Equipment & Services	7.342
HERCULES OFFSHOR	7.5	10/1/2021	Oil Field Equipment & Services	8.637

(8)	Underwriting Spread or Commission: 2%

(9)	Years of Issuer's Operations: > 3 years

(10)	Trade Date: 7/29/14

(11)	Portfolio Assets on Trade Date: $532,588,885

(12)	Price Paid per Unit: 98.508

(13)	Total Price Paid by Portfolio: 405,000 bonds @ $98.508 = $398,957.40

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 2,000,000 bonds @ $98.508 = $1,970,160

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) >3 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
JP Morgan Securities, Bank of America Merrill Lynch, Wells Fargo Securities LLC

Co Manager:
Comerica Securities BBVA Securities Inc,

(2)	Names of Issuers: GROUP 1 AUTOMOTIVE INC 5% Add-on

(3)	Title of Securities: GPI 5%

(4)	Cusip: 398905AH2

(5)	Date of First Offering: 5/16/2014; Add-on: 9/4/2014

(6)	Amount of Total Offering: 550,000,000

(7)	Unit Price of Offering: 98.5

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
PVH CORP	4.5	12/15/2022	Specialty Retail	4.836
NETFLIX INC	5.375	2/1/2021	Specialty Retail	4.907
DUFRY FINANCE	5.5	10/15/2020	Specialty Retail	4.236

(8)	Underwriting Spread or Commission: 1.075%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/4/2014

(11)	Portfolio Assets on Trade Date: $479,335,006

(12)	Price Paid per Unit: 98.5

(13)	Total Price Paid by Portfolio: 455,000 bonds @ $98.5 = $448,175

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $98.5= $2,955,000.00 % of Portfolio Assets Applied to Purchase 0.0949%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) >3 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Citigroup Global Markets Inc,
JP Morgan Securities,
CIBC World Markets,
Goldman Sachs & Co,
Wells Fargo & Co

Co Manager:
BBVA Securities Inc,
RBC Capital Markets,
US Bancorp Investments Inc
BB&T Capital Markets,
Mitsubishi UFJ Securities USA,
SMBC Nikko Securities America,

(2)	Names of Issuers: ULTRA PETROLEUM CORP 6.125%

(3)	Title of Securities: UPL 6.125%

(4)	Cusip: 903914AC3

(5)	Date of First Offering: 9/4/2014

(6)	Amount of Total Offering: 850,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
WPX ENERGY INC	6	1/15/2022	Energy -	5.911
			Exploration &
			Production
SANCHEZ ENERGY	6.125	1/15/2023	Energy -	7.329
			Exploration &
			Production
TULLOW OIL PLC	6.25	4/15/2022	Energy -	8.271
			Exploration &
			Production

(8)	Underwriting Spread or Commission: 1.375%

(9)	Years of Issuer's Operations: > 3 years

(10)	Trade Date: 9/4/2014

(11)	Portfolio Assets on Trade Date: $479,335,006

1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 530,000 bonds @ $100 = $530,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 3,000,000 bonds @ $100 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase 0.1106%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Barclays Capital,
Goldman Sachs & Co,
Morgan Stanley,
SunTrust Robinson Humphrey,
Bank of America Merrill Lynch,
Citigroup Global Markets Inc,
JP Morgan Securities,
RBC Capital Markets,
Wells Fargo Securities LLC

(2)	Names of Issuers: HEALTHSOUTH CORP 5.75%

(3)	Title of Securities: HLS 5.75%

(4)	Cusip: 421924BK6

(5)	Date of First Offering: 9/6/2012; Add-on: 9/4/2014

(6)	Amount of Total Offering: 450,000,000

(7)	Unit Price of Offering: 103.625

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ACADIA HEALTH	5.125	7/1/2022	Health Facilities	5.567
MPT OP PTNR/FINL	5.5	5/1/2024	Health Facilities	5.176
LIFEPOINT HOSPIT	5.5	12/1/2021	Health Facilities	5.273

(8)	Underwriting Spread or Commission: 1.75%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/4/2014

(11)	Portfolio Assets on Trade Date: $479,335,006

(12)	Price Paid per Unit: 103.625

(13)	Total Price Paid by Portfolio: 615,000 bonds @ $103.625 = $637,293.75

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $103.625 = $1,554,375

(15)	% of Portfolio Assets Applied to Purchase 0.128%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Deutsche Bank Securities Inc,
JP Morgan Securities,
Bank of America Merrill Lynch,
Goldman Sachs & Co,
Morgan Stanley

Co Manager:
PNC Capital Markets,
Wells Fargo Securities LLC
BMO Nesbitt Burns Inc,
RBS Securities Corp,

(2)	Names of Issuers: STEEL DYNAMICS INC 5.5%

(3)	Title of Securities: STLD 5.5%

(4)	Cusip: 858119BB5

(5)	Date of First Offering: 9/4/2014

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ARCELORMITTAL	6	3/1/2021	Steel	5.321
			Producers/Products
US STEEL CORP	6.875	4/1/2021	Steel	5.716
			Producers/Products
AK STEEL CORP	7.625	10/1/2021	Steel	8.792
			Producers/Products

(8)	Underwriting Spread or Commission: 1.375%

(9)	Years of Issuer's Operations: > 3 years

(10)	Trade Date: 9/4/2014

(11)	Portfolio Assets on Trade Date: $479,335,006

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 430,000 bonds @ $100 = $430,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase 0.0897%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
BMO Capital Markets Corp,
Goldman Sachs & Co,
Morgan Stanley,
RBS Securities Corp,
Bank of America Merrill Lynch,
Deutsche Bank Securities Inc,
JP Morgan Securities,
PNC Capital Markets,
Wells Fargo Securities LLC

(2)	Names of Issuers: STEEL DYNAMICS INC 5.125%

(3)	Title of Securities: STLD 5.125%

(4)	Cusip: 858119BA7

(5)	Date of First Offering: 9/4/2014

(6)	Amount of Total Offering: 700,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ARCELORMITTAL	6	3/1/2021	Steel	5.321
			Producers/Products
US STEEL CORP	6.875	4/1/2021	Steel	5.716
			Producers/Products
AK STEEL CORP	7.625	10/1/2021	Steel	8.792
			Producers/Products

(8)	Underwriting Spread or Commission: 1.375%

(9)	Years of Issuer's Operations: > 3 years

(10)	Trade Date: 9/4/2014

(11)	Portfolio Assets on Trade Date: $479,335,006

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 430,000 bonds @ $100 = $430,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 1,500,000 bonds @ $100 = $1,500,000

(15)	% of Portfolio Assets Applied to Purchase 0.0897%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Citigroup Inc,
HSBC Securities,
Morgan Stanley,
US Bancorp Investments Inc,
Bank of America Merrill Lynch,
Goldman Sachs & Co,
JP Morgan,
MUFG Union Bank NA,
Wells Fargo Securities LLC

Co Manager:
BBVA Securities Inc,
Mizuho Securities USA Inc,
Scotia Capital Inc,
Banca IMI,
KeyBanc Capital Markets,
BB&T Corp,
DNB Capital LLC,
PNC Securities Corp,
Societe Generale,
BNY Mellon Capital Markets LLC,
SMBC Nikko Securities America

(2)	Names of Issuers: CALIFORNIA RESOURCES CRP 5.5%

(3)	Title of Securities: CALRES 5.5%

(4)	Cusip: 13057QAC1

(5)	Date of First Offering: 9/11/2014

(6)	Amount of Total Offering: 1,750,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
WPX ENERGY INC	6	1/15/2022	Energy -	5.911
			Exploration &
			Production
SANCHEZ ENERGY	6.125	1/15/2023	Energy -	7.329
			Exploration &
			Production
TULLOW OIL PLC	6.25	4/15/2022	Energy -	8.271
			Exploration &
			Production

(8)	Underwriting Spread or Commission: 1%

(9)	Years of Issuer's Operations: > 3 years

1

(10)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 1,000,000 bonds @ $100 = $1,000,000

(11)	% of Portfolio Assets Applied to Purchase 0.091%

(12)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(13)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(14)	Years of Continuous Operation (unless municipal security, see below) >3 years

(15)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(16)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Citigroup Inc,
HSBC Securities,
Morgan Stanley,
US Bancorp Investments Inc,
Bank of America Merrill Lynch,
Goldman Sachs & Co,
JP Morgan,
MUFG Union Bank NA,
Wells Fargo Securities LLC

Co Manager:
BBVA Securities Inc,
Mizuho Securities USA Inc,
Scotia Capital Inc,
Banca IMI,
KeyBanc Capital Markets,
BB&T Corp,
DNB Capital LLC,
PNC Securities Corp,
Societe Generale,
BNY Mellon Capital Markets LLC,
SMBC Nikko Securities America

(2)	Names of Issuers: CALIFORNIA RESOURCES CRP 6%

(3)	Title of Securities: CALRES 6%

(4)	Cusip: 13057QAE7

(5)	Date of First Offering: 9/11/2014

(6)	Amount of Total Offering: 2,250,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
WPX ENERGY INC	6	1/15/2022	Energy -	5.911
			Exploration &
			Production
SANCHEZ ENERGY	6.125	1/15/2023	Energy -	7.329
			Exploration &
			Production
TULLOW OIL PLC	6.25	4/15/2022	Energy -	8.271
			Exploration &
			Production

(8)	Underwriting Spread or Commission: 1%

(9)	Years of Issuer's Operations: > 3 years

1

(10)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 1,000,000 bonds @ $100 = $1,000,000

(11)	% of Portfolio Assets Applied to Purchase 0.091%

(12)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(13)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(14)	Years of Continuous Operation (unless municipal security, see below) >3 years

(15)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(16)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
JP Morgan Securities,
Mitsubishi UFJ Securities USA,
BNP Paribas Securities Corp,
Merrill Lynch Pierce Fenner &,
Morgan Stanley, Scotia Capital USA Inc,

Co Manager:
HSBC Securities,
Wells Fargo Securities LLC
BBVA Securities Inc,
SMBC Nikko Securities America,

(2)	Names of Issuers: AECOM TECHNOLOGY 5.75%

(3)	Title of Securities: ACM 5.75%

(4)	Cusip: 00766TAA8

(5)	Date of First Offering: 9/17/2014

(6)	Amount of Total Offering: 800,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
TOLL BR FIN CORP	5.875	2/15/2022	Building &	4.904
			Construction
WEYERHAEUSER	5.875	6/15/2024	Building &	5.942
R/E			Construction
STANDRD PAC	6.25	12/15/2021	Building &	5.881
CORP			Construction

(8)	Underwriting Spread or Commission: 1%

(9)	Years of Issuer's Operations: > 3 years

(10)	Trade Date: 9/17/2014

(11)	Portfolio Assets on Trade Date: $464,605,614

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 175,000 bonds @ $100 = $175,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase 0.0377%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Bank of Nova Scotia,
BNP Paribas SA,
Morgan Stanley
Bank of Tokyo-Mitsubishi UFJ L,
Bank of America Merrill Lynch,
JP Morgan Securities,

Co Manager:
HSBC Securities,
Wells Fargo & Co
BBVA Capital Markets,
SMBC Nikko Securities Inc,

(2)	Names of Issuers: AECOM TECHNOLOGY 5.875%

(3)	Title of Securities: ACM 5.875%

(4)	Cusip: 00766TAC4

(5)	Date of First Offering: 9/17/2014

(6)	Amount of Total Offering: 800,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
TOLL BR FIN CORP	5.875	2/15/2022	Building &	4.904
			Construction
WEYERHAEUSER	5.875	6/15/2024	Building &	5.942
R/E			Construction
STANDRD PAC	6.25	12/15/2021	Building &	5.881
CORP			Construction

(8)	Underwriting Spread or Commission: 1%

(9)	Years of Issuer's Operations: > 3 years

(10)	Trade Date: 9/17/2014

(11)	Portfolio Assets on Trade Date: $464,605,614

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 530,000 bonds @ $100 = $530,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 3,000,000 bonds @ $100 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase 0.1141%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Wells Fargo Securities LLC
Goldman Sachs & Co,

Co Manager:
Credit Suisse Securities USA L,
Mitsubishi UFJ Securities USA,
Morgan Stanley,
US Bancorp
Bank of America Merrill Lynch,
Deutsche Bank Securities Inc,
Mizuho Securities USA Inc,
SMBC Nikko Securities America,

(2)	Names of Issuers: CBS OUT AMER CAP LLC/COR 5.875%

(3)	Title of Securities: CBSOAM 5.875%

(4)	Cusip: 12505FAE1

(5)	Date of First Offering: 9/16/2014

(6)	Amount of Total Offering: 450,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
WMG	5.625	4/15/2022	Advertising	6.002
ACQUISITION
GETTY IMAGES	7	10/15/2020	Advertising	13.082
INC
SOUTHERN	8.375	10/15/2020	Advertising	7.71
GRAPHIC

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer's Operations: > 3 years

(10)	Trade Date: 9/16/2014

(11)	Portfolio Assets on Trade Date: $474,876,822

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 570,000 bonds @ $100 = $570,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 3,000,000 bonds @ $100 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase 0.12%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
BNP Paribas,
JP Morgan Securities,
SunTrust Robinson Humphrey Inc,
Wells Fargo Securities LLC
Barclays Capital,
HSBC Securities,
Merrill Lynch Pierce Fenner &,
TD Securities USA LLC,

Co Manager:
TD Securities USA LLC

(2)	Names of Issuers: GEO GROUP INC/THE 5.875%

(3)	Title of Securities: GEO 5.875%

(4)	Cusip: 36162JAA4

(5)	Date of First Offering: 9/22/2014

(6)	Amount of Total Offering: 250,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
AVIS BUDGET	5.5	4/1/2023	Support-Services	5.802
CAR
OUTERWALL INC	5.875	6/15/2021	Support-Services	6.966
AUDATEX NORTH	6.125	11/1/2023	Support-Services	5.732
AM

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer's Operations: > 3 years

(10)	Trade Date: 9/22/2014

(11)	Portfolio Assets on Trade Date: $455,956,888

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 375,000 bonds @ $100 = $375,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase 0.0822%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
Barclays Capital,
Goldman Sachs & Co,
SunTrust Robinson Humphrey,
Bank of America Merrill Lynch,
Citigroup Global Markets Inc,
JP Morgan Securities,
Wells Fargo Securities LLC

(2)	Names of Issuers: TENET HEALTHCARE CORP 5.5%

(3)	Title of Securities: THC 5.5%

(4)	Cusip: 88033GCH1

(5)	Date of First Offering: 9/24/2014

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ACADIA HEALTH	5.125	7/1/2022	Health Facilities	5.567
MPT OP PTNR/FINL	5.5	5/1/2024	Health Facilities	5.176
LIFEPOINT HOSPIT	5.5	12/1/2021	Health Facilities	5.273

(8)	Underwriting Spread or Commission: 1.375%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/24/2014

(11)	Portfolio Assets on Trade Date: $454,055,011

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 2,600,000 bonds @ $100 = $2,600,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.573%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
J.P. Morgan
Morgan Stanley
Goldman, Sachs & Co.
Wells Fargo Securities

Co-Managers
RBC Capital Markets
Santander

(2)	Names of Issuers: Bed Bath & Beyond Inc.

(3)	Title of Securities: BBBY 4.915 08/01/34, C#075896AB6

(4)	Date of First Offering: 07/14/2014

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.998

Comparable Securities
1)	Hasbro, C#418056AU1

2)	Trans-Canada Pipelines, C#89352HAM1

3)	Johnson & Johnson, C#478160BJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer's Operations: 43 years

(9)	Trade Date: 07/14/14

(10)	Portfolio Assets on Trade Date: $506,883,744.38

(11)	Price Paid per Unit: $99.998

(12)	Total Price Paid by Portfolio:
130,000 bonds @ $99.998= $129,997.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 5,000,000 bonds @ $99.998 = $4,999,900.00

(14)	% of Portfolio Assets Applied to Purchase 0.026%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 43 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
J.P. Morgan
Morgan Stanley
Goldman, Sachs & Co.
Wells Fargo Securities

Co-Managers
RBC Capital Markets
Santander

(2)	Names of Issuers: Bed Bath & Beyond Inc.

(3)	Title of Securities: BBBY 5.165 08/01/44, C#075896AC4

(4)	Date of First Offering: 07/14/2014

(5)	Amount of Total Offering: $900,000,000

(6)	Unit Price of Offering: $99.997

Comparable Securities
1)	Hasbro, C#418056AU1

2)	Williams Partners, C#96950FAP9

3)	Goldcorp, C#380956AE2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer's Operations: 43 years

(9)	Trade Date: 07/14/14

(10)	Portfolio Assets on Trade Date: $506,883,744.38

(11)	Price Paid per Unit: $99.997

(12)	Total Price Paid by Portfolio:
315,000 bonds @ $99.997= $314,990.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.997 = $9,999,700.00

(14)	% of Portfolio Assets Applied to Purchase 0.062%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 43 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
Citigroup
J.P. Morgan
Wells Fargo Securities

Joint Lead Managers
BMO Capital Markets
HSBC
MUFG
US Bancorp

Co-Managers
Barclays
BNY Mellon
Credit Suisse
Deutsch Bank Securities
Lloyds Securities
RBS
UBS Investment Bank
The Williams Capital Group

(2)	Names of Issuers: Liberty Mutual Group Inc.

(3)	Title of Securities: LIBMUT 4.85 08/01/44 144A, C#53079EBF0

(4)	Date of First Offering: 07/21/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.92

Comparable Securities
1)	American International Group, C#026874DA2

2)	Aon PLC, C#00185AAG9

3)	Progressive Corporation, C#743315AP8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer's Operations: 102 years

(9)	Trade Date: 07/21/2014

(10)	Portfolio Assets on Trade Date: $508,530,928.47

(11)	Price Paid per Unit: $99.92

(12)	Total Price Paid by Portfolio: 520,000 bonds @ $99.92 = $519,584.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.92 = $14,988,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 102 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global markets

Co-Managers
Deutsche Bank Securities
HSBC Securities
Nomura Securities
Scotia Capital
Wells Fargo Securities
ANZ Securities
BMO Capital Markets
BNP Paribas Securities
Cabrera Capital Markets
Capital One Securities
CIBC World markets
Credit Agricole Securities
Goto Capital Markets
MFR Securities
Mischler Financial Group
Multi-Bank Securities
nabSecurities
Natixis Securities Americas
RBC Capital Markets
SMBC Nikko Securities
SunTrust Robinson Humphrey
TD Securities
Telsey Advisory Group
U.S. Bancorp Investments
UniCredit Capital Markets

(2)	Names of Issuers: Citigroup Inc.

(3)	Title of Securities: C 2.5 07/29/19, C#172967HU8

(4)	Date of First Offering: 07/22/2014

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.939

Comparable Securities
1)	Bank of Nova Scotia, C#064159EX0

2)	Comerica, C#200340AP2

3)	SunTrust Banks, C#867914BG7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer's Operations: 202 years

(9)	Trade Date: 07/22/14

(10)	Portfolio Assets on Trade Date: $509,028,579.90

1

(11)	Price Paid per Unit: $99.939

(12)	Total Price Paid by Portfolio: 635,000 bonds @ $99.939= $634,612.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 22,000,000 bonds @ $99.939 = $21,986,580.00

(14)	% of Portfolio Assets Applied to Purchase 0.125%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 202 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
Barclays
Deutsche Bank Securities
HSBC Securities
Natixis Securities
Scotia Capital
Wells Fargo Securities
ABN AMRO Securities
Banca IMI S.p.A.
Blaylock Beal Van
BMO Capital Markets
Capital One Securities
CastleOak Securities
Lebenthal & Co.
MFR Securities
Mischler Financial Group
Mitsubishi UFJ Securities
National Bank of Canada
RBC Capital Markets
RBS Securities
SG Americas Securities
SMBC Nikko Securities
SunTrust Robinson Humphrey
TD Securities
The Huntington Investment Co.

(2)	Names of Issuers: Citigroup Inc.

(3)	Title of Securities: C 4 08/05/24, C#172967HV6

(4)	Date of First Offering: 07/29/14

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.788

Comparable Securities
1)	Deutsche Bank, C#25152RXA6

2)	Barclays Bank, C#06739FHV6

3)	Legg Mason, C#524901AT2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer's Operations: 202 years

(9)	Trade Date: 07/29/14

(10)	Portfolio Assets on Trade Date: $509,539,380.29

1

(11)	Price Paid per Unit: $99.788

(12)	Total Price Paid by Portfolio: 795,000 bonds @ $99.788 = $793,314.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.788 = $24,947,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.156%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 202 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
J.P. Morgan
Morgan Stanley
Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: W. R. Berkley Corporation

(3)	Title of Securities: WRB 4.75 08/01/44, C#084423AT9

(4)	Date of First Offering: 07/30/14

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.494

Comparable Securities
1)	American International Group, C#026874DA2

2)	Prudential Financial Inc., C#74432QCA1

3)	Aon PLC, C#00185AAG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer's Operations: 47

(9)	Trade Date: 07/30/14

(10)	Portfolio Assets on Trade Date: $507,887,186.94

(11)	Price Paid per Unit: $99.494

(12)	Total Price Paid by Portfolio:
320,000 bonds @ $99.494 = $318,380.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 11,000,000 bonds @ $99.494 = $10,944,340.00

(14)	% of Portfolio Assets Applied to Purchase 0.063%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse
J.P. Morgan
Lloyds Securities
Mizuho Securities
SunTrust Robinson Humphrey

Co-Managers
Barclays Capital
BNP Paribas Securities
Deutsche Bank Securities
Goldman, Sachs & Co.
BofA Merrill Lynch
Mitsubishi UFJ Securities
RBC Capital Markets
RBS Securities
SMBC Nikko Securities
UBS Securities
DNB Markets
PCN Capital Markets
TD Securities
The Williams Capital Group
Jefferies
Drexel Hamilton
Lebenthal & Co.
Loop Capital Markets
MFR Securities
Mischler Financial Group
Samuel A. Ramirez & Co.

(2)	Names of Issuers: Comcast Corporation

(3)	Title of Securities: CMCSA 4.2 08/15/34, C#20030NBM2

(4)	Date of First Offering: 08/05/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.624

Comparable Securities
1)	Broadcom Corporation, C#111320AJ6

2)	Trans-Canada Pipelines, C#89352HAM1

3)	Rogers Communications, C#775109BB6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer's Operations: 51 years

(9)	Trade Date: 08/05/2014

(10)	Portfolio Assets on Trade Date: $506,098,055.24

1

(11)	Price Paid per Unit: $99.624

(12)	Total Price Paid by Portfolio: 605,000 bonds @ $99.624 = $602,725.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 22,000,000 bonds @ $99.624 = $21,917,280.00

(14)	% of Portfolio Assets Applied to Purchase 0.119%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 51 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
Credit Suisse
Deutsche Bank Securities
HSBC Securities
UBS Securities
UniCredit Capital Markets
Wells Fargo Securities
ABN AMRO Securities
Apto Partners
BB&T Capital Markets
BBVA Securities
BNP Paribas
BNY Mellon
Cabrera Capital Markets
CAVU Securities
CIBC World Markets
Credit Agricole Securities
Drexel Hamilton
Fifth Third Securities
ING Financial Markets
Loop Capital Markets
Mitsubishi UFJ
Mizuho Securities
Multi-Bank Securities
Muriel Siebert & Co.
Nomura Securities
PNC Capital Markets
Samuel A. Ramirez & Co.
Scotia Capital
SEB
SMBC Nikko Securities
SunTrust Robinson Humphrey

(2)	Names of Issuers: Citigroup

(3)	Title of Securities: C 1.55 08/14/17, C#172967HY0

(4)	Date of First Offering: 08/07/2014

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.860

Comparable Securities
1)	Westpac Banking Corporation, C#961214CH4

2)	Royal Bank of Scotland Group, C#780099CG0

3)	Abbey National Treasury Services, C#002799AM6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer's Operations: 16 years

1

(9)	Trade Date: 08/07/2014

(10)	Portfolio Assets on Trade Date: $507,749,440.76

(11)	Price Paid per Unit: $99.860

(12)	Total Price Paid by Portfolio:
945,000 bonds @ $99.860 = $943,677.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
48,000,000 bonds @ $99.860 = $47,932,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.186%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch
Goldman, Sachs & Co.
Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Berkshire Hathaway Inc.

(3)	Title of Securities: BRK 2.1 08/14/19, C#084670BL1

(4)	Date of First Offering: 08/07/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.991

Comparable Securities
1)	Alexandria Real Estate, C#015271AF6

2)	Bank of Nova Scotia, C#064159EX0

3)	American International Group, C#026874CZ8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer's Operations: 175 years

(9)	Trade Date: 08/07/2014

(10)	Portfolio Assets on Trade Date: $507,749,440.76

(11)	Price Paid per Unit: $99.991

(12)	Total Price Paid by Portfolio:
1,420,000 bonds @ $99.991 = $1,419,872.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 45,000,000 bonds @ $99.991 = $44,995,950.00

(14)	% of Portfolio Assets Applied to Purchase 0.280%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 175 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Deutsche /bank Securities
Goldman, Sachs & Co.

Co-Managers
Barclays Capital
Citigroup
Credit Suisse Securities
Morgan Stanley & Co.
SunTrust Robinson Humphrey
Wells Fargo Securities
BB&T Capital Markets
Fifth Third Securities
Huntington Investment Co.
JP Morgan Securities
Mitsubishi UFJ Securities
SMBC Nikko
UBS Securities
US Bancorp Investments

(2)	Names of Issuers: WellPoint, Inc.

(3)	Title of Securities: WLP 3.5 08/15/24, C#94973VBJ5

(4)	Date of First Offering: 08/07/2014

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.498

Comparable Securities
1)	Pfizer Inc., C#717081DM2

2)	Amgen, C#031162BV1

3)	CareFusion Corp., C#14170TAM3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer's Operations: 10 years

(9)	Trade Date: 08/07/2014

(10)	Portfolio Assets on Trade Date: $507,749,440.76

(11)	Price Paid per Unit: $99.498

(12)	Total Price Paid by Portfolio:
380,000 bonds @ $99.498 = $378,092.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.498 = $14,924,700.00

(14)	% of Portfolio Assets Applied to Purchase 0.074%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Barclays
RBC Capital Markets
Scotiabank
SunTrust Robinson Humphrey
Wells Fargo Securities

Co-Managers
Blaylock Beal Van
Drexel Hamilton
Loop Capital Markets
MFR Securities
Mischler Financial Group
Ramirez & Co.
The Williams Capital Group

(2)	Names of Issuers: Consumers Energy Company

(3)	Title of Securities: CMS 4.35 08/31/64, C#210518CX2

(4)	Date of First Offering: 08/11/2014

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.137

Comparable Securities
1)	Caterpillar Inc., C#149123CE9

2)	CSX Corp, C#126408HA4

3)	Entergy Louisiana, C#29364WAT5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer's Operations: 128 years

(9)	Trade Date: 08/11/2014

(10)	Portfolio Assets on Trade Date: $507,648,207.15

(11)	Price Paid per Unit: $99.137

(12)	Total Price Paid by Portfolio:
215,000 bonds @ $99.137 = $213,144.55

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 7,000,000 bonds @ $99.137 = $6,939,590.00

(14)	% of Portfolio Assets Applied to Purchase 0.042%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 128 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Morgan Stanley
SunTrust Robinson Humphrey
Wells Fargo Securities

Co-Managers
BNP Paribas Securities
BNY Mellon Capital Markets
Mizuho Securities USA
U.S. Bancorp Investments
BBVA Securities
Regions Securities
Stern, Agee & Leach

(2)	Names of Issuers: Alabama Power

(3)	Title of Securities: SO 4.15 08/15/44, C#010392FL7

(4)	Date of First Offering: 08/20/14

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.204

Comparable Securities
1)	DTE Electric Co., C#23338VAD8

2)	Entergy Louisiana, C#29364WAT5

3)	PPL Electric Utilities, C#69351UAS2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer's Operations: 108 years

(9)	Trade Date: 08/20/14

(10)	Portfolio Assets on Trade Date: $508,608,956.35

(11)	Price Paid per Unit: $99.204

(12)	Total Price Paid by Portfolio: 200,000 bonds @ $99.204 = $198,408.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 7,000,000 bonds @ $99.204 = $6,944,280.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.039%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 108 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch

Co-Managers
ANZ Securities
Banca IMI
BBVA Securities
BMO Capital Markets
Capital One Securities
Credit Agricole Securities
Deutsche Bank Securities
Fifth Third Securities
Goldman, Sachs & Co.
HSBC Securities
Lloyds Securities
Mitsubishi UFJ
Mizuho Securities
nabSecurities
Rabo Securities
Santander
Scotia Capital
Standard Chartered Bank
The Huntington Investment Co.
UniCredit Capital Markets
Wells Fargo Securities
Apto Partners
Lebenthal & Co.

(2)	Names of Issuers: Bank of America

(3)	Title of Securities: BAC 4.2 08/26/24, C#06051GFH7

(4)	Date of First Offering: 08/21/14

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $99.927

Comparable Securities
1)	Marsh & McLennan Companies, C#571748AV4

2)	Deutsche Bank AG/ London, C#25152RXA6

3)	MetLife, C#59156RBH0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer's Operations: 110 years

(9)	Trade Date: 08/21/14

(10)	Portfolio Assets on Trade Date: $509,360,147.25

(11)	Price Paid per Unit: $99.927

1

(12)	Total Price Paid by Portfolio: 1,135,000
bonds @ $99.927 = $1,134,171.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
42,000,000 bonds @ $99.927 = $41,969,340.00

(14)	% of Portfolio Assets Applied to Purchase
0.223%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
110 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Mitsubishi UFJ Securities
Citigroup
RBS Securities
Barclays Capital
Morgan Stanley
UBS Securities
Wells Fargo Securities

Co-Managers
DNB Markets
J.P. Morgan Securities
BofA Merrill Lynch
PNC Capital Markets
The Williams Capital Group

(2)	Names of Issuers: Marathon Petroleum Corporation

(3)	Title of Securities: MPC 3.625 09/15/24, C#56585AAG7

(4)	Date of First Offering: 09/02/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.641

Comparable Securities
1)	Williams Partners, C#96950FAQ7

2)	El Paso Pipeline Partners Operating Co., C#28370TAG4

3)	Canadian National Resources, C#136385AT8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer's Operations: 9 years

(9)	Trade Date: 09/02/2014

(10)	Portfolio Assets on Trade Date: $506,341,285.01

(11)	Price Paid per Unit: $99.641

(12)	Total Price Paid by Portfolio:
470,000 bonds @ $99.641 = $468,312.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 18,000,000 bonds @ $99.641 = $17,935,380.00

(14)	% of Portfolio Assets Applied to Purchase 0.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
RBS Securities
Mitsubishi UFJ Securities
Morgan Stanley
BofA Merrill Lynch
Barclays Capital
Citigroup Global Markets
J.P. Morgan Securities

Co-Managers
Deutsche Bank Securities
Fifth Third Securities
U.S. Bancorp Investments
UBS Securities
Wells Fargo Securities

(2)	Names of Issuers: Marathon Petroleum Corporation

(3)	Title of Securities: MPC 4.75 09/15/44, C#56585AAH5

(4)	Date of First Offering: 09/02/2014

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $98.862

Comparable Securities
1)	Williams Partners, C#96950FAP9

2)	Sunoco Logistics Partners Operations, C#86765BAP4

3)	Western Gas Partners, C#958254AD6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer's Operations: 9 years

(9)	Trade Date: 09/02/2014

(10)	Portfolio Assets on Trade Date: $506,341,285.01

(11)	Price Paid per Unit: $98.862

(12)	Total Price Paid by Portfolio: 295,000 bonds @ $98.862 = $291,642.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 11,000,000 bonds @ $98.862 = $10,874,820.0

(14)	% of Portfolio Assets Applied to Purchase 0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
J.P. Morgan Securities
BofA Merrill Lynch
U.S. Bancorp
Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers
ANZ Securities
Morgan Stanley & Co.
Rabo Securities
The Williams Capital Group

(2)	Names of Issuers: Valmont Industries, Inc.

(3)	Title of Securities: VMI 5.25 10/01/54, C#920253AE1

(4)	Date of First Offering: 09/08/2014

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $98.680

Comparable Securities
1)	CSX Corporation, C#1260408HA4

2)	Burlington Northern Santa Fe, C#12189LAU5

3)	Caterpillar Inc., C#149123CD1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.000%).

(8)	Years of Issuer's Operations: 68 years

(9)	Trade Date: 09/08/2014

(10)	Portfolio Assets on Trade Date: $505,719,257.72

(11)	Price Paid per Unit: $98.680

(12)	Total Price Paid by Portfolio:
295,000 bonds @ $98.680 = $291,106.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $98.680 = $9,868.000.00

1

(4)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(5)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(6)	Years of Continuous Operation (unless municipal security, see below) 68 years

(7)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(8)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books BNY Capital Markets Barclays Capital Deutsche Bank Mischler Financial Group Mitsubishi UFJ Securities TD Securities The Williams Capital Group Wells Fargo Securities Co-Managers

(2)	Names of Issuers: American Express Credit Account Master Trust

(3)	Title of Securities: AMXCA 2014-3 A, C#02582JGU8

(4)	Date of First Offering: 09/15/14

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.99606

Comparable Securities
1)	Citibank Credit Card Issuance Trust, C#17305EFN0

2)	American Express Credit Account Master Trust, C#02582JGS3

3)	American Express Credit Account Master Trust, C#02582JGN4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer's Operations: 7 years

(9)	Trade Date: 09/15/14

(10)	Portfolio Assets on Trade Date: $503,017,665.31

(11)	Price Paid per Unit: $99.99606

(12)	Total Price Paid by Portfolio:
1,778,000 bonds @ $99.99606 = $1,777,929.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
62,100,000 bonds @ $99.99606 = $62,097,553.26 % of Portfolio Assets Applied to Purchase 0.353%

1

(4)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(5)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(6)	Years of Continuous Operation (unless municipal security, see below) 7 years

(7)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(8)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
BofA Merrill Lynch
Barclays Capital
Citigroup Global Markets
Credit Suisse
Deutsche Bank Securities
Goldman Sachs & Co.
J. P. Morgan
Morgan Stanley
RBC Capital Markets
RBS Securities
UBS Securities
Wells Fargo & Co.

Co-Managers
Cambridge International
Drexel Hamilton
Jefferies & Co.
US Bancorp Investments
Williams Capital Group

(2)	Names of Issuers: Teachers Insurance & Annuity Association of America

(3)	Title of Securities: TIAAGL 4.9 09/15/44 144A - 878091BD8

(4)	Date of First Offering: 09/15/14

(5)	Amount of Total Offering: $1,650,000,000

(6)	Unit Price of Offering: $99.907

Comparable Securities
1)	America International Group, C#026874DA2

2)	Aon PLC, C#001 85AAG9

3)	Progressive Corporation, C#743 31 5AP8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 09/15/14

(10)	Portfolio Assets on Trade Date: $503,017,665.31

(11)	Price Paid per Unit: $99.907

(12)	Total Price Paid by Portfolio:
855,000 bonds @ $99.907 = $854,204.85

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.907 = $24,976,750.00

(14)	% of Portfolio Assets Applied to Purchase 0.170%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BNP Paribas
Citigroup Global Markets
RBC Dominion Securities
TD Securities USA

Co-Managers
Goldman Sachs & Co.
Morgan Stanley
CIBC
Desjardins
HSBC
Lloyds
BofA Merrill Lynch
Wells Fargo Securities
RBS
Barclays
Deutsche Bank
ANZ Securities
nabSecurities

(2)	Names of Issuers: Toronto-Dominion Bank

(3)	Title of Securities: TD 2.25 09/25/19 144A, C#891145W59

(4)	Date of First Offering: 09/18/2014

(5)	Amount of Total Offering: $99.765

(6)	Unit Price of Offering: $1,750,000,000

Comparable Securities
1)	Bank of Nova Scotia, C#06416CAA6

2)	Bank of Nova Scotia, C#064159EX0

3)	Comerica, C#200340AP2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer's Operations: 59 years

(9)	Trade Date: 09/18/2014

(10)	Portfolio Assets on Trade Date: $502,899,367.87

(11)	Price Paid per Unit: $99.765

(12)	Total Price Paid by Portfolio:
1,510,000 bonds @ $99.765 = $1,506,451.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 40,000,000 bonds @ $99.765 = $39,906,000.00

(14)	% of Portfolio Assets Applied to Purchase 0.300%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 59 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Deutsche Bank
HSBC Securities
Morgan Stanley
RBS Securities

Co-Managers
Barclays
Goldman, Sachs & Co.
J.P. Morgan
BMO Capital Markets
BofA Merrill Lynch
Citigroup
Guggenheim Securities
RBC Capital Markets
Standard Chartered Bank
TD Securities
Wells Fargo Securities

(2)	Names of Issuers: Thomson Reuters Corporation

(3)	Title of Securities: TRICN 3.85 09/29/24, C#884903BT1

(4)	Date of First Offering: 09/22/2014

(5)	Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $99.466

Comparable Securities
1)	Broadcom Corporation, C#111320AH0

2)	Pitney Bowes, C#724479AJ9

3)	IBM Corporation, C#459200HU8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer's Operations: 6 years

(9)	Trade Date: 09/22/2014

(10)	Portfolio Assets on Trade Date: $504,777,813.63

(11)	Price Paid per Unit: $99.466

(12)	Total Price Paid by Portfolio:
590,000 bonds @ $99.466 = $586,849.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.466 = $24,866,500.00

(14)	% of Portfolio Assets Applied to Purchase .116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 6 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.
J.P. Morgan Securities
Lloyds Securities
Mizuho Securities
Wells Fargo Securities

Co-Managers
Bank of China
BBVA Securities
BNP Paribas
BNY Mellon Capital Markets
ING Financial Markets
Mitsubishi UFJ Securities
RBC Capital Markets
RBS Securities
TD Securities
UBS
UniCredit Bank

(2)	Names of Issuers: Niagara Mohawk Power Corporation

(3)	Title of Securities: NGGLN 4.278 10/01/34 144A, C#65364UAH9

(4)	Date of First Offering: 09/22/2014

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.999

Comparable Securities
1)	Tyson Foods, C#902494AZ6

2)	Trans-Canada Pipelines, C#89352HAM1

3)	Johnson & Johnson, C#478160BJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer's Operations: 77 years

(9)	Trade Date: 09/22/2014

(10)	Portfolio Assets on Trade Date: $504,777,813.63

(11)	Price Paid per Unit: $99.999

(12)	Total Price Paid by Portfolio:
350,000 bonds @ $99.999 = $349,996.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.999 = $9,999,900.00

(14)	% of Portfolio Assets Applied to Purchase 0.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 77 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.
HSBC
J.P. Morgan Securities
TD Securities
US Bancorp Investments
Wells Fargo Co.

Co-Managers
BB&T Capital Markets
BNY Mellon Capital Markets
Comerica Securities
PNC Capital Markets
Rabo Securities
Santander
The Williams Capital Group
Zions First National Bank

(2)	Names of Issuers: Sysco Corporation

(3)	Title of Securities: SYY 3 10/02/21, C#871829AT4

(4)	Date of First Offering: 09/23/2014

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.78 1

Comparable Securities
1)	Hasbro, C#41 8056AT4

2)	Total Capital Intl., C#89153VAP4

3)	The Coca-Cola Co., C#191216BG4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 09/23/2014

(10)	Portfolio Assets on Trade Date: $505,590,457.66

(11)	Price Paid per Unit: $99.78 1

(12)	Total Price Paid by Portfolio:
625,000 bonds @ $99.781 = $623,631.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.78 1 = $19,956,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.123%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co.
HSBC
J.P. Morgan Securities
TD Securities
US Bancorp Investments
Wells Fargo Co.

Co-Managers
BB&T Capital Markets
BNY Mellon Capital Markets
Comerica Securities
PNC Capital Markets
Rabo Securities
Santander
The Williams Capital Group
Zions First National Bank

(2)	Names of Issuers: Sysco Corporation

(3)	Title of Securities: SYY 3.5 10/02/24, C#871 829AU1

(4)	Date of First Offering: 09/23/2014

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.61 6

Comparable Securities
1)	Target, C#87612EBD7

2)	Anheuser-Busch InBev, C#03524BAE6

3)	The Coca-Cola Co., C#191216BE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 09/23/2014

(10)	Portfolio Assets on Trade Date: $505,590,457.66

(11)	Price Paid per Unit: $99.616

(12)	Total Price Paid by Portfolio:
730,000 bonds @ $99.616 = $727,196.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.616 = $44,827,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.144%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital
BofA Merrill Lynch
Morgan Stanley
RBC Capital Markets

Co-Managers
BNP Paribas
Castle Oak Securities
TD Securities
Wells Fargo Securities

(2)	Names of Issuers: Tennessee Valley Authority

(3)	Title of Securities: TVA 2.875 09/15/24, C#880591ER9

(4)	Date of First Offering: 09/24/2014

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $98.940

Comparable Securities
1)	Province of Ontario, C#68323ACT9

2)	Province of Manitoba, C#563469UD5

3)	Japan Bank for International Cooperation, C#471048AL2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 81 years

(9)	Trade Date: 09/24/2014

(10)	Portfolio Assets on Trade Date: $505,094,271.06

(11)	Price Paid per Unit: $98.94

(12)	Total Price Paid by Portfolio:
1,575,000 bonds @ $98.94 = $1,558,305.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $98.94 = $49,470,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.309%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
81 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays
Morgan Stanley
UBS Investment Bank
Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Dominion Resources, Inc.

(3)	Title of Securities: D 5.75 10/01/54 (fix-to-float), C#25746UBY4

(4)	Date of First Offering: 09/24/2014

(5)	Amount of Total Offering: $685,000,000

(6)	Unit Price of Offering: $100

Comparable Securities
1)	Entergy Louisiana, C#293 64WAT5

2)	CMS Energy Corp., C#125896BN9

3)	Wisconsin Public Service, C#976843BJ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 09/24/2014

(10)	Portfolio Assets on Trade Date: $505,094,271.06
(11)	Price Paid per Unit: $100.00
(12)	Total Price Paid by Portfolio:
270,000 bonds @ $100 = $270,000.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
8,000,000 bonds @ $100 = $8,000,000.00
(14)	% of Portfolio Assets Applied to Purchase 0.053%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup
Credit Suisse
Deutsche Bank
Goldman, Sachs & Co.
HSBC Securities
UBS Securities
Wells Fargo Securities

Co-Managers
ANZ Securities
BNY Mellon Capital Markets
Credit Agricole CIB
MUFG
nab Securities
MFR Securities
Ramirez & Co.
The Williams Capital Group

(2)	Names of Issuers: MetLife, Inc.

(3)	Title of Securities: MET 1.903 12/15/17, C#59156RBK3

(4)	Date of First Offering: 09/30/14

(5)	Amount of Total Offering: $499,924,000

(6)	Unit Price of Offering: $100.3053

Comparable Securities
1)	Marsh & McLennan Cos. Inc., C#571748AW2

2)	American International Group, C#026874CZ8

3)	Simon Property Group, C#828807CQ8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer's Operations: 146 years

(9)	Trade Date: 09/30/2014

(10)	Portfolio Assets on Trade Date: $506,931,112.17

(11)	Price Paid per Unit: $100.3053

(12)	Total Price Paid by Portfolio:
560,000 bonds @ $100.3053 = $562,552.57

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 18,000,000 bonds @ $100.3053 = $18,082,047.00

(14)	% of Portfolio Assets Applied to Purchase 0.111%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 146 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup
Credit Suisse
Deutsche Bank
Goldman, Sachs & Co.
HSBC Securities
UBS Securities
Wells Fargo Securities

Co-Managers
ANZ Securities
BNY Mellon Capital Markets
Credit Agricole CIB
MUFG
nab Securities
MFR Securities
Ramirez & Co.
The Williams Capital Group

(2)	Names of Issuers: MetLife, Inc.

(3)	Title of Securities: MET 4.721 12/15/44, C#59156RBL1

(4)	Date of First Offering: 09/30/14

(5)	Amount of Total Offering: $499,924,000

(6)	Unit Price of Offering: $100.9382

Comparable Securities
1)	Alleghany Corp., C#017175AD2

2)	American Intl. Group, C#026874DA2

3)	Aon Plc, C#00185AAG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer's Operations: 146 years

(9)	Trade Date: 09/30/2014

(10)	Portfolio Assets on Trade Date: $506,931,112.17

(11)	Price Paid per Unit: $100.9382

(12)	Total Price Paid by Portfolio:
135,000 bonds @ $100.9382 = $136,469.77

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $100.9382 = $10,093,820.00

(14)	% of Portfolio Assets Applied to Purchase 0.027%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 146 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

Wells Capital Management		Date:	October 14, 2014
Name of Investment Adviser Firm

By:
Name:	Karen Norton
Title:	COO/CCO

2